UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2007

CERAGENIX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50470	84-1561463
(State or other jurisdiction	Commission File	(I.R.S. Employer
of incorporation)	Number	Identification number)

1444 Wazee Street, Suite 210, Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 946-6440
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

On April 25, 2007, the Company issued a press release announcing that it has begun enrolling patients in a multicenter pediatric clinical study designed to assess the efficacy of EpiCeram™  compared to Elidel® , the leading topical immunosuppressant prescribed for treating patients with mild-to-moderate atopic dermatitis (eczema). The randomized, double blind study will consist of 50 to 100 children between the ages of 2 and 18 years. For a four-week period, half of the subjects will receive treatment with EpiCeram™ and the other half will receive treatment with Elidel®.

ITEM 9.01    Financial Statements and Exhibits

(d)  Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Item	Title
99.1	Press Release dated April 25, 2007

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ceragenix Pharmaceuticals, Inc.

Dated: April 26, 2007	/s/ Jeffrey Sperber
Jeffrey Sperber, Chief Financial Officer